EXHIBIT 4.2

ADDITIONAL AUTHORIZED REPRESENTATIVE JOINDER AGREEMENT, dated as of August 24, 2021 (this “Joinder Agreement”), among the Additional Authorized Representative (as defined below), Universal Health Services, Inc. (the “Borrower”), the other Grantors party hereto, and JPMorgan Chase Bank, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”), as collateral agent for the Secured Parties and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Collateral Agreement, dated as of August 7, 2014, as supplemented by the Additional Authorized Representative Joinder Agreement dated June 3, 2016 and the Additional Authorized Representative Joinder Agreement dated September 21, 2020, by and among the Borrower, the other Grantors party thereto, the Authorized Representatives and Collateral Agent (as amended, restated, modified, and/or supplemented from time to time, the “Collateral Agreement”).

The Companies and the other Grantors propose to issue or incur “Additional Lien Obligations” designated by the Borrower as such in accordance with Section 9 of the Collateral Agreement in an officers’ certificate delivered concurrently herewith to the Collateral Agent and the Authorized Representatives (the “Additional Lien Obligations”).

Pursuant to the Indenture dated as of August 24, 2021 among the Borrower, U.S. Bank National Association, as Trustee (the “2021 Trustee”) and the Collateral Agent, the 2021 Trustee (the “Additional Authorized Representative”) will serve as trustee for the holders of the Additional Lien Obligations with respect to the Borrower’s 1.650% Senior Secured Notes due 2026 (the “2026 Senior Notes”) and 2.650% Senior Secured Notes due 2032 (the “2032 Senior Notes” and, together with the 2026 Senior Notes, the “New Senior Notes” with such holders constituting “Additional Lien Secured Parties”).

The Additional Authorized Representative wishes, in accordance with the provisions of the Collateral Agreement, to become a party to the Collateral Agreement and to acquire and undertake, for itself and on behalf of such Additional Lien Secured Parties, the rights and obligations of an “Additional Authorized Representative” and “Secured Parties” thereunder.

Accordingly, the Additional Authorized Representative (for itself and on behalf of its Additional Lien Secured Parties), the Borrower and the other Grantors agree as follows, for the benefit of the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties:

SECTION 1.01.  Accession to the Collateral Agreement.  The Additional Authorized Representative hereby (a) accedes and becomes a party to the Collateral Agreement as an “Additional Authorized Representative,” (b) agrees, for itself and on behalf of its Additional Lien Secured Parties, to all the terms and provisions of the Collateral Agreement and (c) acknowledges and agrees that (i) the Additional Lien Obligations with respect to the Borrower’s New Senior Notes, and Liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and such Additional Lien Secured Parties shall have the rights and obligations specified under the Collateral Agreement with respect to an “Authorized Representative” or a “Secured Party,” and shall be subject to and bound by the provisions of the Collateral Agreement.

SECTION 1.02.  Representations and Warranties of the Additional Authorized Representative.  The Additional Authorized Representative represents and warrants to the Collateral Agent, the existing Authorized Representatives and the existing Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional Authorized Representative, (b) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) the Additional Lien Documents relating to the

Additional Lien Obligations with respect to the Borrower’s New Senior Notes provide that, upon the Additional Authorized Representative’s execution and delivery of this Joinder Agreement, (i) such Additional Lien Obligations and liens on any Common Collateral securing the same shall be subject to the provisions of the Collateral Agreement and (ii) the Additional Authorized Representative and its Additional Lien Secured Parties shall have the rights and obligations specified therefor under, and shall be subject to and bound by the provisions of, the Collateral Agreement.

SECTION 1.03.  Parties in Interest.  This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third-party beneficiaries of, this Agreement.

SECTION 1.04.  Counterparts.  This Joinder Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 1.05.  Governing Law.  This Joinder Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 1.06.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Collateral Agreement.  All communications and notices hereunder to the Additional Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 8.2 to the Collateral Agreement.

SECTION 1.07.  Expenses.  The Borrower and the other Grantors, jointly and severally, agree to reimburse the Collateral Agent and each of the Authorized Representatives for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent and any of the Authorized Representatives.

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IN WITNESS WHEREOF, the Additional Authorized Representative, the Collateral Agent, the Administrative Agent, the Borrower and the other Grantors have duly executed this Joinder Agreement to the Collateral Agreement as of the day and year first above written.

Additional Authorized Representative:

U.S. BANK NATIONAL ASSOCIATION, AS 2021 TRUSTEE AND AUTHORIZED REPRESENTATIVE FOR THE HOLDERS OF THE NEW SENIOR NOTES

By:	/s/ George J. Rayzis Name: George J. Rayzis

Title: Vice President

Address for notices:

U.S. Bank National Association 100 Wall Street, 16th Floor

New York, NY 10005

Attention of: Global Corporate Trust

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., AS COLLATERAL AGENT

By	/s/ Dawn Lee Lum Name:Dawn Lee Lum Title:Executive Director

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

By:	/s/ Dawn Lee Lum Name:Dawn Lee Lum Title:Executive Director

Grantors:

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton Name:Steve Filton Title:Senior Vice President

UHS OF DELAWARE, INC.

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

LANCASTER HOSPITAL CORPORATION MERION BUILDING MANAGEMENT, INC. NORTHWEST TEXAS HEALTHCARE

SYSTEM, INC.

UHS HOLDING COMPANY, INC. UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC. UHS OF D.C., INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

MCALLEN MEDICAL CENTER, INC. SPARKS FAMILY HOSPITAL, INC. UHS OF RIVER PARISHES, INC. UHS OF TEXOMA, INC. UNIVERSAL HEALTH SERVICES OF

RANCHO SPRINGS, INC.

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS SC, INC. ABS LINCS VA, INC.

ALLIANCE HEALTH CENTER, INC. ALTERNATIVE BEHAVIORAL SERVICES,

INC.

ASCEND HEALTH CORPORATION BENCHMARK BEHAVIORAL HEALTH

SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC. BHC BELMONT PINES HOSPITAL, INC. BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC. BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC. BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC. BHC MONTEVISTA HOSPITAL, INC. BHC SIERRA VISTA HOSPITAL, INC. BHC STREAMWOOD HOSPITAL, INC. BRENTWOOD ACQUISITION, INC. BRENTWOOD ACQUISITION -

SHREVEPORT, INC. BRYNN MARR HOSPITAL, INC. CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC. CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC. CHILDREN’S COMPREHENSIVE

SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC. FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC. GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC. HHC AUGUSTA, INC.

HHC DELAWARE, INC. HHC INDIANA, INC. HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC. HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC. MICHIGAN PSYCHIATRIC SERVICES, INC. NORTH SPRING BEHAVIORAL

HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY PENNSYLVANIA CLINICAL SCHOOLS,

INC.

PREMIER BEHAVIORAL SOLUTIONS, INC. PREMIER BEHAVIORAL SOLUTIONS OF

FLORIDA, INC. PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC. SOUTHEASTERN HOSPITAL

CORPORATION SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC. TEMECULA VALLEY HOSPITAL, INC. TEMPLE BEHAVIORAL HEALTHCARE

HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC. THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC. UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC. UHS OF FULLER, INC. UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC. UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC UHS OF PARKWOOD, INC. UHS OF PENNSYLVANIA, INC. UHS OF PROVO CANYON, INC. UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF TIMBERLAWN, INC. UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC. UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC. WINDMOOR HEALTHCARE INC. WINDMOOR HEALTHCARE OF PINELLAS

PARK, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS OF MADERA, INC.

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC THE BRIDGEWAY, LLC

TURNING POINT CARE CENTER, LLC UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC UHS OF GREENVILLE, LLC UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC UHS OF TUCSON, LLC UHS SUB III, LLC

UHSD, LLC

WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc. Its general partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

FRONTLINE HOSPITAL, LLC

FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc. Its Minority Member

By: KEYS Group Holdings LLC

Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE CONTINUUM, LLC KEYSTONE NPS LLC

KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC Its sole member

By: Children’s Comprehensive Services, Inc. Its minority member

By: KEYS Group Holdings LLC

Its managing member and sole member of the minority member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC Its sole member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

KEYSTONE MARION, LLC KEYSTONE MEMPHIS, LLC KEYSTONE NEWPORT NEWS, LLC KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC Its sole member

By: KEYS Group Holdings LLC Its sole member

By: UHS Children Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC Its general partner

By: Universal Health Services, Inc., Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc. Its general partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc. Its managing member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

GULPH MILLS ASSOCIATES, LLC TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C. UHS OF LANCASTER, LLC

UHS OF NEW ORLEANS, LLC UHS OF OKLAHOMA, LLC UHSL, L.L.C.

AZ HOLDING 4, LLC

UHS MIDWEST BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF ANCHOR, L.P.

UHS OF LAUREL HEIGHTS, L.P. UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc. Its general partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC Its sole member

By: Universal Health Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President, Secretary and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OKLAHOMA CITY LLC UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC Its sole member

By: UHS of Delaware, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P. Its sole member

By: UHS of Georgia, Inc. Its general partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DIAMOND GROVE CENTER, LLC KMI ACQUISITION, LLC

LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC PSJ ACQUISITION, LLC

SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC

SUNSTONE BEHAVIORAL HEALTH, LLC TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC Its Sole Member

By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ATLANTIC SHORES HOSPITAL, L.L.C.

EMERALD COAST BEHAVIORAL HOSPITAL, LLC OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC RAMSAY MANAGED CARE, LLC

SAMSON PROPERTIES, LLC

TBJ BEHAVIORAL CENTER, LLC

THREE RIVERS HEALTHCARE GROUP, LLC WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C. Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SP BEHAVIORAL, LLC UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC Its Sole Member

By: Premier Behavioral Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTHCARE LLC

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC PINNACLE POINTE HOSPITAL, LLC BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC HOLLY HILL HOSPITAL, LLC LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC ROLLING HILLS HOSPITAL, LLC

VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC Its Sole Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC Its Managing Member

By: BHC Properties, LLC

Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC Its Sole Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership Its Sole Member

By: Columbus Hospital Partners, LLC Its General Partner

By: Lebanon Hospital Partners, LLC Its General Partner

By: Northern Indiana Partners, LLC Its General Partner

By: Valle Vista Hospital Partners, LLC Its General Partner

By: Behavioral Healthcare LLC

The Sole Member of each of the above General Partners

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc. Its Minority Member

By: Behavioral Healthcare LLC

Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTHCARE, LLC

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HHC PENNSYLVANIA, LLC HHC POPLAR SPRINGS, LLC

KINGWOOD PINES HOSPITAL, LLC SCHICK SHADEL OF FLORIDA, LLC TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC Its Sole Member

By: Horizon Health Corporation Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

HICKORY TRAIL HOSPITAL, L.P. MILLWOOD HOSPITAL, L.P. NEURO INSTITUTE OF AUSTIN, L.P.

TEXAS CYPRESS CREEK HOSPITAL, L.P. TEXAS LAUREL RIDGE HOSPITAL, L.P. TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P. TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC Its General Partner

By: Psychiatric Solutions Hospitals, LLC Its Sole Member

By: Psychiatric Solutions, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC Its General Partner

By: Horizon Health Hospital Services, LLC Sole member of the General Partner

By: Horizon Health Corporation Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

H.C. PARTNERSHIP

By: H.C. Corporation Its General Partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

By: HSA Hill Crest Corporation Its General Partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC Its General Partner

By: Lebanon Hospital Partners, LLC Its General Partner

By: Northern Indiana Partners, LLC Its General Partner

By: Valle Vista Hospital Partners, LLC Its General Partner

By: BHC Healthcare, LLC

The Sole Member of each of the above General Partners

By: BHC Holdings, Inc. Its Sole Member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEHAVIORAL HEALTH MANAGEMENT, LLC BEHAVIORAL HEALTH REALTY, LLC

CAT REALTY, LLC CAT SEATTLE, LLC

MAYHILL BEHAVIORAL HEALTH, LLC PSYCHIATRIC REALTY, LLC

RR RECOVERY, LLC

SALT LAKE BEHAVIORAL HEALTH, LLC SALT LAKE PSYCHIATRIC REALTY, LLC UBH OF OREGON, LLC

UBH OF PHOENIX, LLC

UBH OF PHOENIX REALTY, LLC

UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

ABS LINCS KY, LLC HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHP LP

By: Island 77 LLC Its general partner

By: Ascend Health Corporation Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC Its general partner

By: Ascend Health Corporation Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P. Its sole member

By: UHS of D.C., Inc.

Its general partner

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

UHS FUNDING, LLC

By: UHS of Delaware, Inc. Its majority member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc. Its minority member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President, Chief Financial Officer and Secretary

[Signature Page for Additional Authorized Representative Joinder Agreement]

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc. Its minority member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC Its majority member

By: UHS of Delaware, Inc.

Its majority member

By:	/s/ Steve Filton Name:Steve Filton Title:Executive Vice President and Chief Financial Officer

[Signature Page for Additional Authorized Representative Joinder Agreement]

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc. Its sole member

By:	/s/ Steve Filton Name:Steve Filton Title:Vice President

[Signature Page for Additional Authorized Representative Joinder Agreement]

[Signature Page for Additional Authorized Representative Joinder Agreement]